UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 18, 2020

McDONALD’S CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-5231	36-2361282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 North Carpenter Street
Chicago, Illinois
(Address of Principal Executive Offices)
60607
(Zip Code)

(630) 623-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MCD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers
Grants to Certain Executive Officers under the Target Incentive Plan (“TIP”) for 2020
The Compensation Committee (the “Committee”) of the Board of Directors of McDonald's Corporation (the “Company”) approved the payout structure for the 2020 TIP for executives.

The target 2020 TIP payout for Kevin Ozan, the Company’s Chief Financial Officer, is 110% of his year-end base salary. The Company has previously disclosed the 2020 target TIP payouts for Messrs. Kempczinski and Erlinger in connection with their respective promotions in November 2019.

TIP payouts will be determined by the Company's 2020 performance on three key performance metrics: operating income, comparable guest counts and Systemwide sales (which include sales at all restaurants, whether operated by the Company or by franchisees). Each of these metrics are measured on a consolidated or business segment level basis, as applicable to each individual. For Messrs. Kempczinski and Ozan the payout will be based on consolidated performance. For Mr. Erlinger, the payout will be based on a combination of the performance of McDonald's USA and consolidated performance.

The maximum TIP payout that any individual can earn in 2020 is 200% of target.

For compensation purposes, performance results may be adjusted from that reported in our financial statements in order to focus our executives on the fundamentals of the Company’s underlying business performance. Any adjustments are considered by the Compensation Committee of the Company’s Board of Directors pursuant to pre-established guidelines, including materiality.  For example, operating income is expressed in constant currencies to neutralize the impact of foreign currency translation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD’S CORPORATION
(Registrant)

Date:	February 21, 2020	By:	/s/ Denise A. Horne
Denise A. Horne
Corporate Vice President, Associate General Counsel and Assistant Secretary